SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 16, 2004 (November 10, 2004)

Illini Corporation

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

0-13343	37-1135429

(Commission File Number)	(IRS Employer Identification No.)

3200 West Iles Avenue
Springfield, Illinois	62707

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(217) 787-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement.
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective November 10, 2004, Illini Corporation’s (“Illini”) President, Chief Executive Officer and Director, Burnard K. McHone has resigned from the Company and Illini has appointed Gaylon E. Martin, currently Executive Vice President, as acting President and Chief Executive Officer until the board announces a permanent successor. In connection with Mr. McHone’s resignation, Illini entered into an Agreement (the “Agreement”) satisfying the existing obligations of Illini and Mr. McHone under Mr. McHone’s Employment and Management Continuity Agreements. The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

10.1	Agreement by and between Burnard K. McHone and Illini Corporation dated November 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINI CORPORATION (Registrant)
By:	/s/ Gaylon E. Martin
Gaylon E. Martin, Acting President
and Chief Executive Officer

Dated: November 16, 2004

EXHIBIT INDEX

Number	Description
10.1	Agreement by and between Burnard K. McHone and Illini Corporation dated November 10, 2004.